--------------------------------------------------------------------------------






                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 17, 2005
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





--------------------------------------------------------------------------------

Item  8.01  Other Events

On October 17, 2005, in its earnings press release filed as an 8-K under Item 2.02, General Motors (GM) announced that the company is exploring options to further enhance General Motors Acceptance Corporation's (GMAC's) liquidity position and its ability to support GM/GMAC synergies. In a separate 8-K filed under Item 8.01, General Motors stated that "GM is exploring the possible sale of a controlling interest in GMAC to a strategic partner, with the goal of restoring GMAC's investment grade rating and renewing its access to low-cost financing. In addition, GMAC will continue to evaluate strategic and structural alternatives to help ensure that its residential mortgage business, Residential Capital Corp. retains its investment grade credit ratings".

                                     * * * *

In the Form 8-K our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "outlook", "priorities/targets", "intend", "evaluate" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in our most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM and GMAC to complete a transaction with a strategic investor while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding for GMAC and maintaining the mutually beneficial relationship between GMAC and GM; and the ability to enhance GMAC's liquidity position and support synergies.

Neither GM nor GMAC intends or assumes any obligation to update any of these forward-looking statements.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        October 17, 2005       /s/  SANJIV KHATTRI
              ------------------     -------------------------------------
                                     Sanjiv Khattri
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        October 17, 2005       /s/  LINDA K. ZUKAUCKAS
              ------------------     -------------------------------------
                                     Linda K. Zukauckas
                                     Vice President and Corporate Controller